                AmeriCredit Automobile Receivables Trust 1998-A
                      Class A-1 5.560% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 5.880% Asset Backed Notes
                      Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the
related Determination Date and that, to the knowledge of the     Servicer, no
Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     02/17/98
Monthly Period Ending:        02/28/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
     A.    Beginning of period Aggregate Principal Balance                 $324,999,625
                                                                           ------------
     B.    Purchase of Subsequent Receivables                                         0
                                                                           ------------
     C.    Monthly Principal Amounts

           (1)  Collections on Receivables outstanding
                 at end of period                              3,143,830
                                                            ------------
           (2)  Collections on Receivables paid off
                 during period                                   362,172
                                                            ------------
           (3)  Receivables becoming Liquidated Receivables
                 during period                                   165,833
                                                            ------------
           (4)  Receivables becoming Purchased Receivables
                 during period
                                                            ------------
           (5)  Cram Down Losses occurring during period
           (6)  Other Receivables adjustments                     56,469
                                                            ------------
           (7)  Less amounts allocable to Interest            (1,964,769)
                                                            ------------
           Total Monthly Principal Amounts                                    1,763,535
                                                                           ------------
     D.    End of period Aggregate Principal Balance                       $323,236,090
                                                                           ------------
                                                                           ------------
     E.    Pool Factor                                                        99.457373%
                                                                           ------------
                                                                           ------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                          Class A-1     Class A-2      Class A-3         TOTAL
                                                          ---------     ---------      ---------         -----

     A.    Beginning of period Note Balance              $97,000,000   $200,000,000   $128,000,000   $425,000,000
                                                         --------------------------------------------------------
     B.    Noteholders' Principal Distributable Amount     1,763,535              0              0      1,763,535
     C.    Noteholders' Accelerated Principal Amount         984,012              0              0        984,012
     D.    Accelerated Payment Amount Shortfall                9,083              0              0          9,083
     E.    Note Prepayment Amount                                  0              0              0              0
     F.    Deficiency Claim Amount                                 0              0              0              0
                                                         --------------------------------------------------------

     G.    End of period Note Balance                    $94,243,370   $200,000,000   $128,000,000   $422,243,370
                                                         --------------------------------------------------------
     H.    Note Pool Factors                               97.158113%    100.000000%    100.000000%     99.351381%
                                                         --------------------------------------------------------
                                                         --------------------------------------------------------

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:
     A.    Beginning of period Pre-Funding Account balance                    $100,000,375
                                                                              ------------
     B.    Purchase of Subsequent Receivables                           0
                                                               ----------
     C.    Investment Earnings                                     14,352
                                                               ----------
     D.    Investment Earnings Transfer to Collections Account    (14,352)
                                                               ----------
     E.    Payment of Mandatory Prepayment Amount                       0
                                                               ----------
                                                                                         0
                                                                              ------------
     F.    End of period Pre-Funding Account balance                          $100,000,375
                                                                              ------------
                                                                              ------------

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.    Total Monthly Principal Amounts                                    $  1,763,535
                                                                              ------------
     B.    Required Pro-forma Security Balance                380,912,819
                                                               ----------
     C.    Pro-forma Security Balance (Assuming 100% Paydown
            of Total Monthly Principal Amounts)               423,236,465
                                                               ----------
     D.    Step-down Amount  (B. - C.)                                                   0
                                                                              ------------
     E.    Principal Distributable Amount  (A.- D.)                           $  1,763,535
                                                                              ------------
                                                                              ------------

V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.    Beginning of period Capitalized Interest  Account
            balance                                                           $    567,002
                                                                              ------------
     B.    Monthly Capitalized Interest Amount                    (97,327)
                                                               ----------
     C.    Investment Earnings                                        528
                                                               ----------
     D.    Investment Earnings Transfer to Collections Account       (528)
                                                               ----------
     E.    Payment of Overfunded Capitalized Interest Amount      (53,006)
                                                               ----------
     F.    Payment of Remaining Capitalized Interest Account            0
                                                               ----------
                                                                                  (150,333)
                                                                              ------------
     G.    End of period Capitalized Interest Account balance                 $    416,669
                                                                              ------------
                                                                              ------------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.    Available Funds:

           (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                 $3,506,002
                                                               ----------
           (2)  Liquidation Proceeds collected during period            0
                                                               ----------
           (3)  Purchase Amounts deposited in Collection
                 Account
           (4)(a)  Investment Earnings - Collection Account         1,979
                                                               ----------
              (b)  Investment Earnings - Transfer From
                    Prefunding Account                             14,352
                                                               ----------
              (c)  Investment Earnings - Transfer From
                    Capitalized Interest Account                      528
                                                               ----------
           (5)  Collection of Supplemental Servicing Fees
              (a)  Extension Fees                                       0
                                                               ----------
              (b)  Repo and Recovery Fees Advanced                    200
                                                               ----------
              (c)  Other Fees                                       3,129
                                                               ----------
              (6)  Monthly Capitalized Interest Amount             97,327
                                                               ----------
              (7)  Mandatory Prepayment Amount

               Total Available Funds                                             3,623,517
                                                                              ------------

     B.    Distributions:

           (1)  Base Servicing Fee and Supplemental Servicing Fees
              (a)  Base Servicing Fee                             242,950
                                                               ----------
              (b)  Repo and Recovery Fees                             200
                                                               ----------
              (c)  Other Fees                                       3,129
                                                               ----------
           (2)  Agent fees                                            800
                                                               ----------
           (3)  Noteholders' Interest Distributable Amount
              (a)  Class A - 1                                    104,868
                                                               ----------
              (b)  Class A - 2                                    223,417
                                                               ----------
              (c)  Class A - 3                                    146,347
                                                               ----------
           (4)  Noteholders' Principal Distributable Amount
              (a)    Class A - 1                                1,763,535
                                                               ----------
              (b)    Class A - 2                                        0
                                                               ----------
              (c)    Class A - 3                                        0
                                                               ----------
           (5)  Security Insurer Premiums                         154,259
                                                               ----------

           Total distributions                                                   2,639,505
                                                                              ------------

     C.    Excess Available Funds  (or Deficiency Claim Amount )                   984,012
                                                                              ------------
     D.    Noteholders' Accelerated Principal Amount                              (984,012)
                                                                              ------------
     E.    Deposit to Spread Account                                                    $0
                                                                              ------------
                                                                              ------------

VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
      A.   Excess Available Funds  (VI.C.)                                     $    984,012
                                                                               ------------
      B.   Pro Forma Security Balance  (II.A.-II.B.)                            423,236,465
                                                                               ------------
      C.   Required Pro Forma Security Balance
            (90% x (I.D.+III.F.)                                                380,912,819
                                                                               ------------
      D.   Excess of Pro Forma Balance over Required
            Balance  (B. - C.)                                                   42,323,646
                                                                               ------------
      E.   End of Period  Class A-1 Note Balance (before
            accel. payments)                                                     95,236,465
                                                                               ------------

      F.   Greater of D. or E.                                                   95,236,465
                                                                               ------------
      G.   Accelerated Principal Amount  (lesser of  A. or F.)                                $   984,012
                                                                                              -----------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL:

      A.   Pro Forma Security Balance                                          $423,236,465
                                                                               ------------
      B.   Required Pro Forma Security Balance                                  380,912,819
                                                                               ------------
      C.   Excess of Pro Forma Balance over Required Balance
            (A. - B.)                                                            42,323,646
                                                                               ------------
      D.   End of Period  Class A-1 Note Balance (before
            accel. payments)                                                     95,236,465
                                                                               ------------
      E.   Greater of C. or D.                                                   95,236,465
                                                                               ------------
      F.   Excess Available Funds  (VI.C.)                                          984,012
                                                                               ------------
      G.   Investment Earnings on Collection Account                                  1,979
                                                                               ------------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                   $94,254,432
                                                                                              -----------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                                         $ 9,749,989
                                                                                              -----------
      B.   Additions to Spread Account
           (1) Deposits from Collections Account  (VI.E.)                                 0
                                                                               ------------
           (2) Investment Earnings                                                    9,083
                                                                               ------------
           (3) Deposits Related to Subsequent Receivables Purchases                       0
                                                                               ------------
           Total Additions                                                                          9,083
                                                                                              -----------

      C.   Less Deficiency Claim Amount

      D.   Spread Account balance available for  withdrawals                                    9,759,072
                                                                                              -----------

      E.   Requisite Amount of Spread Account
           (1)  Initial Spread Account Deposit                                   $9,749,989
                                                                               ------------
           (2)  Subsequent Spread Account Deposits                                        0
                                                                               ------------
           (3)  Total Initial & Subsequent Spread Account
                 Deposits (1)+(2)                                                 9,749,989
                                                                               ------------
           (4)  $100,000                                                            100,000
                                                                               ------------
           (5)  2% of Original Pool Balance (total deliveries)                    6,499,993
                                                                               ------------
           (6)  End of period Note Balance (before accel. principal
                 shortfall calc)                                                422,252,453
                                                                               ------------
           (7)  Lesser of (5) or (6)                                              6,499,993
                                                                               ------------
           (8)  Floor Amount Greater of (4) or (7)                                6,499,993
                                                                               ------------
           (9)  Aggregate Principal Balance                                     323,236,090
                                                                               ------------
           (10) End of period Note Balance (before accel.
                 principal shortfall calc)                                      422,252,453
                                                                               ------------
           (11) Line (9) less line (10)                                         (99,016,363)
                                                                               ------------
           (12) OC level  (11)/(9)                                                   (30.63%)
                                                                               ------------
           (13) 13% less OC level, if OC level is greater than 10%                  n/a
                                                                               ------------
           (14) If OC level is equal to or greater than 10%, Percent
                 in (13) x End of Period Aggregate Principal Balance                n/a
                                                                               ------------
           (15) If OC level is less than 10%, 3% of Original Pool
                 Balance (total deliveries)                                       9,749,989
                                                                               ------------
           (16) 15% of end of period Aggregate Principal Balance
                 if Trigger Date                                                    n/a
                                                                               ------------
           Requisite Amount of Spread Account (either (3), (8),
            (14), (15), or (16) as applicable)                                                  9,749,989
                                                                                              -----------
      F.   Withdrawals from Spread Account
           (1)  Priority Second through Third
           (2)  Priority Fourth - Accelerated Payment Amount
                 Shortfall                                         94,254,432
                                                                   ----------
                   Accelerated Payment Amount Shortfall in
                    Excess of Requisite Amount                                        9,083
                                                                               ------------
           (3)  Priority Fifth through Sixth
                                                                               ------------
           (4)  Priority Seventh - to Servicer
                                                                               ------------
           Total withdrawals                                                                        9,083
                                                                                              -----------

      G.   End of period Spread Account balance                                               $ 9,749,989
                                                                                              -----------

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.    Beginning of period number of Receivables                                               26,201
                                                                                              -----------
     B.    Number of Subsequent Receivables Purchased                                                   0
                                                                                              -----------
     C.    Number of Receivables becoming Liquidated
             Receivables during period                                                                 14
                                                                                              -----------
     D.    Number of Receivables becoming Purchased
             Receivables during period
                                                                                              -----------
     E.    Number of Receivables paid off during period                                                35
                                                                                              -----------
     F.    End of period number of Receivables                                                     26,152
                                                                                              -----------
                                                                                              -----------

XI.  STATISTICAL DATA:

     A.    Weighted Average APR of the Receivables                                                  19.21%
                                                                                              -----------
     B.    Weighted Average Remaining Term of the Receivables                                       54.79
                                                                                              -----------
     C.    Average Receivable Balance                                                            $ 12,360
                                                                                              -----------
     D.    Aggregate Realized Losses                                                             $165,833
                                                                                              -----------



By:
        -------------------------------------
Name:   Preston A. Miller
        -------------------------------------
Title:  Senior Vice President and Treasurer
        -------------------------------------
Date:   March 2, 1998
        -------------------------------------

                AmeriCredit Automobile Receivables Trust 1998-A
                      Class A-1 5.560% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 5.880% Asset Backed Notes
                           Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:  02/01/98
Monthly Period Ending:     02/28/98


I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                   Class A-1     Class A-2      Class A-3        TOTAL
                                                   ---------     ---------      ---------        -----
    A.    Preliminary End of period Note Balance  $94,243,370   $200,000,000   $128,000,000   $422,243,370
                                                  --------------------------------------------------------
    B.    Deficiency Claim Amount                           0              0              0              0

    C.    End of period Note Balance              $94,243,370   $200,000,000   $128,000,000   $422,243,370
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------
    D.    Note Pool Factors                         97.158113%    100.000000%    100.000000%     99.351381%
                                                  --------------------------------------------------------
                                                  --------------------------------------------------------

II. RECONCILIATION OF SPREAD ACCOUNT:

    A.    Preliminary End of period Spread Account balance                                      $9,749,989
                                                                                                ----------
    B.    Priority First - Deficiency Claim Amount from preliminary certificate                          0
                                                                                                ----------
    C.    End of period Spread Account balance                                                  $9,749,989
                                                                                                ----------

X.  PERFORMANCE TESTS:

    A.    Delinquency Ratio
          (1) Receivables with Scheduled Payment delinquent more
               than 60 days at end of period                                             $0
                                                                                -----------
          (2) Purchased Receivables with Scheduled Payment
               delinquent more than 60 days at end of period
                                                                                -----------
          (3) Beginning of period Principal Balance                             324,999,625
                                                                                -----------
          (4) Delinquency Ratio (1)+(2) divided by (3)                                                0.00%
                                                                                                ----------
          (5) Previous Monthly Period Delinquency Ratio                                               0.00%
                                                                                                ----------
          (6) Second previous Monthly Period Delinquency Ratio                                        0.00%
                                                                                                ----------
          (7) Average Delinquency Ratio (4)+(5)+(6) divided by 3                                     0.00%
                                                                                                ----------
          (8) Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 5.00%)                                     yes
                                                                                                ----------

    B.    Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                $    165,833
                                                                      ------------
          (2)  Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                    165,833
                                                                      ------------
          (3)  Original Pool Balance                                   324,999,625
                                                                      ------------
          (4)  Cumulative Default Rate (2) divided by (3)                           0.05%
                                                                                    -----
          (5)  Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 5.26%.)                        yes
                                                                                    -----
    C.    Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables
                during period                                         $    165,833
                                                                      ------------
          (2)  Purchased Receivables with Scheduled Payment
                delinquent more than 30 days at end of period
                                                                      ------------
          (3)  Cram Down Losses occurring during period
                                                                      ------------
          (4)  Liquidation Proceeds collected during period                      0
                                                                      ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                    165,833
                                                                      ------------
          (6)  Net Losses since Initial Cut-off Date
                (Beginning of Period)                                            0
                                                                      ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                               0
                                                                      ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded
                Amount as of the Closing Date                          400,000,000
                                                                      ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                  0.04%
                                                                                    -----
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 3.01%.)                      yes
                                                                                    -----

    D.    Extension Rate
          (1)  Principal Balance of Receivables extended during
                current period                                             137,417
                                                                      ------------
          (2)  Beginning of Period Aggregate Principal Balance         324,999,625
                                                                      ------------
          (3)  Extension Rate (1) divided by (2)                                    0.04%
                                                                                    -----
          (4)  Previous Monthly Extension Rate                                      0.00%
                                                                                    -----
          (5)  Second previous Monthly Extension Rate                               0.00%
                                                                                    -----
          (6)  Average Extension Rate (3)+(4)+(5) divided by 3                      0.01%
                                                                                    -----
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                        yes
                                                                                    -----

XI. DELINQUENCY:

    A.    Receivables with Scheduled Payment delinquent
          (1) 31-60 days                                      # 213   $2,646,327    0.81%
                                                              ---------------------------
          (2) 61-90 days                                          0            0    0.00%
                                                              ---------------------------
          (3) over 90 days                                        0            0    0.00%
                                                              ---------------------------

     Receivables with Scheduled Payment delinquent
      more than 30 days at end of period                        213   $2,646,327    0.81%
                                                              ---------------------------
                                                              ---------------------------



By:
       --------------------------------------
Name:  Preston A. Miller
       --------------------------------------
Title: Senior Vice President and Treasurer
       --------------------------------------
Date:  March 4, 1998
       --------------------------------------

                                       2